UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 19, 2022
SoFi Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39606 (Commission File Number)	98-1547291 (I.R.S. Employer Identification No.)

	234 1st Street San Francisco, California	94105
	(Address of principal executive offices)	(Zip Code)
(855) 456-7634
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SOFI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry into a Material Definitive Agreement.
On February 19, 2022, SoFi Technologies, Inc. (“SoFi”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), by and among SoFi, Technisys S.A., a Luxembourg société anonyme (“Technisys”), Atom New Delaware, Inc., a Delaware corporation and a wholly owned subsidiary of Technisys (“Atom New Delaware”), Atom Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of SoFi (“Merger Sub”), and Fortis Advisors LLC, a Delaware limited liability company, in its capacity as the representative. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Atom New Delaware (the “Merger”), with Atom New Delaware surviving the Merger and becoming a wholly owned subsidiary of SoFi.
Subject to the terms and conditions of the Merger Agreement, prior to the Merger, Technisys and Atom New Delaware will undertake certain pre-closing restructuring transactions (the “Pre-Closing Restructuring”). Among other things, Technisys converted into a société à responsabilité limitée on February 23, 2022, and prior to the closing of the Merger (the "Closing"), the shareholders of Technisys will effect the contribution of all of the outstanding shares of common stock, nominal value $1.00 per share, of Technisys (“Technisys Common Stock”), and preferred stock, nominal value $1.00 per share, of Technisys (“Technisys Preferred Stock” and, together with Technisys Common Stock, “Technisys Stock”), for shares of common stock, par value $0.01 per share, of Atom New Delaware (“Atom New Delaware Common Stock”), and preferred stock, par value $0.01 per share, of Atom New Delaware (“Atom New Delaware Preferred Stock” and, together with Atom New Delaware Common Stock, “Atom New Delaware Stock”), respectively, in each case on a one-to-100 basis.
Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), the holders of shares of Atom New Delaware Stock that are issued and outstanding immediately prior to the Effective Time, other than treasury shares and dissenting shares, will receive aggregate base merger consideration of 84,074,719 shares of common stock, $0.0001 par value per share, of SoFi (“SoFi Common Stock” and such shares, the “Merger Consideration”), subject to customary cash, debt and working capital adjustments that will be settled in shares of SoFi Common Stock. At the Closing, a portion of the Merger Consideration will be deposited with an escrow agent to secure the indemnification and post-Closing purchase price adjustment obligations of former Atom New Delaware stockholders under the Merger Agreement.
As of the Effective Time, each unit granted under Technisys’ 2020 Long Term Incentive Plan that is outstanding as of immediately prior to the Effective Time, each of which has a value equal to 1/99 of a share of Technisys Common Stock (each, a “Technisys LTIP Unit”), and that is vested or that vests by its terms as of the date of the Merger Agreement as a result of the occurrence of the Effective Time, will be canceled in exchange for the right to receive, without interest and less applicable withholding taxes, an amount in cash equal to the value of the per share Merger Consideration on a per Technisys LTIP Unit basis, as calculated in accordance with the Merger Agreement, which cash amount will be payable in two equal installments, the first within 30 days of Closing and the second on the one-year anniversary of Closing. As of the Effective Time, each Technisys LTIP Unit that is unvested and will not vest by its terms as of the date of the Merger Agreement as a result of the occurrence of the Effective Time, will be canceled and converted into a SoFi restricted stock unit award with a vesting schedule that is no less favorable to the holder of such Technisys LTIP Unit than the vesting schedule that applied to such Technisys LTIP Unit immediately prior to the Effective Time, and in respect of a number of shares of SoFi Common Stock equal to the per share Merger Consideration on a per Technisys LTIP Unit basis, divided by the average closing price of SoFi Common Stock over the five consecutive trading days prior to the Closing. The consideration delivered to holders of Technisys LTIP Units will reduce the aggregate base consideration of 84,074,719 shares of SoFi Common Stock otherwise deliverable in the Merger as described above.
The Merger Agreement contains customary representations and warranties from Technisys and Atom New Delaware, on the one hand, and SoFi and Merger Sub, on the other hand, and each of Technisys and Atom New Delaware, on the one hand, and SoFi and Merger Sub, on the other hand, has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time. Technisys and Atom New Delaware have also agreed to certain non-solicitation obligations relating to alternative business combination proposals. The representations, warranties and pre-Closing covenants of Technisys and Atom New Delaware will survive the Closing for a period of

15 months following the Closing. Former stockholders of Atom New Delaware will indemnify SoFi for certain losses arising out of breaches of representations, warranties, pre-Closing covenants and certain other matters, subject to certain limitations set forth in the Merger Agreement.
The completion of the Merger is subject to certain conditions, including (a) the adoption and approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, by the stockholders of Atom New Delaware, (b) the completion of the Pre-Closing Restructuring and (c) the absence of any injunction, law, restraining order or decree of any nature of any governmental authority of competent jurisdiction making illegal, enjoining, restraining or prohibiting the consummation of the transactions contemplated by the Merger Agreement. The obligations of each of Technisys, Atom New Delaware, SoFi and Merger Sub to complete the Merger are also subject to certain additional conditions, including (i) the accuracy of the representations and warranties of the other parties to the Merger Agreement (subject, with specified exceptions, to materiality or material adverse effect standards), and (ii) performance in all material respects by the other parties of their obligations under the Merger Agreement. The obligations of SoFi and Merger Sub to complete the Merger are subject to further conditions, including (A) the continued employment of certain employees of Technisys, (B) since the date of the Merger Agreement, the absence of any change, effect, event, occurrence, state of facts or development which, individually or in the aggregate, has had a material adverse effect on Technisys that is continuing or is reasonably likely to have a material adverse effect on Technisys, and (C) the absence of a pending or threatened action, suit or proceeding brought by any governmental authority of competent jurisdiction seeking to restrain the consummation of the transactions contemplated by the Merger Agreement. No vote of SoFi stockholders will be required in connection with the Merger or the other transactions contemplated by the Merger Agreement.
The Merger Agreement contains certain termination rights, including the right of (a) either SoFi or Technisys to terminate the Merger Agreement if (i) the closing of the Merger has not occurred by March 31, 2022, (ii) any final, nonappealable injunction, law, restraining order or decree of any nature of any governmental authority of competent jurisdiction is in effect that makes illegal, enjoins, restrains or prohibits the consummation of the transactions contemplated by the Merger Agreement, or (iii) the other parties are in material breach of their respective representations and warranties or covenants under the Merger Agreement that would give rise to the failure of a closing condition, subject to a cure period; and (b) SoFi to terminate the Merger Agreement if (i) the contribution contemplated by the Pre-Closing Restructuring has not occurred by March 18, 2022, or (ii) the Atom New Delaware stockholder approval has not been delivered within four business days of the completion of the contribution contemplated by the Pre-Closing Restructuring.
The representations, warranties and covenants of the parties set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact.
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
In connection with the execution of the Merger Agreement, certain shareholders of Technisys, which collectively hold approximately 85% of Technisys’ capital stock, entered into a Support Agreement with SoFi, pursuant to which, among other things, and subject to the terms and conditions of the Support Agreement, each such shareholder agreed to, among other things, (a) execute and deliver a written consent approving the adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger, in its capacity as a holder of Atom New Delaware Stock following the completion of the contribution contemplated by the Pre-Closing Restructuring, and (b) vote or cause to be voted (including by written consent) all of its Technisys Stock or Atom New Delaware Stock, as applicable, against any acquisition proposal or other action, agreement or transaction intended or reasonably expected to adversely affect the consummation of the transactions contemplated by the Merger Agreement, including the Merger.

The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Support Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
In connection with the execution of the Merger Agreement, all of the shareholders of Technisys entered into a Lock-Up Agreement with SoFi. Among other things, the Lock-Up Agreement provides that, subject to the terms and conditions therein, 54% of the Merger Consideration issued to each holder of Atom New Delaware Stock in the Merger (the “Lock-Up Shares”) may not be transferred, subject to certain customary exceptions, until (a) the date that is the three-month anniversary of the Closing with respect to 50% of such holder’s Lock-Up Shares and (b) the date that is the six-month anniversary of the Closing with respect to the remaining 50% of such holder’s Lock-Up Shares.
The Lock-Up Agreement also provides certain registration rights for the benefit of the former holders of Technisys Stock following the Closing. Among other things, SoFi is required to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement covering the resale of the SoFi Common Stock to be issued in the Merger within 10 business days following the date of the Closing. SoFi must use commercially reasonable efforts to keep such registration continuously effective with respect to such shares until the earlier of (i) the date the shareholders no longer hold any registrable shares, and (ii) the date all registrable shares held by the shareholders may be sold without restriction under Rule 144.
The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Lock-Up Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.
The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 3.02 by reference. The shares of SoFi Common Stock to be issued in connection with the Merger will not be registered under the Securities Act of 1933, as amended, and will be issued in reliance on the exemption from registration requirements provided by Section 4(a)(2) thereof.
Cautionary Statement Forward-Looking Statements
This communication contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the proposed transaction, the plans, objectives, expectations and intentions of SoFi and Technisys, the expected completion of the transaction and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks and uncertainties. These forward-looking statements are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “opportunity”, “future”, “strategy”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “strive”, “would”, “will be”, “will continue”, “will likely result” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
Factors that could cause actual results to differ materially from those contemplated by these forward-looking statements include: the effect and uncertainties related to the COVID-19 pandemic (including any government responses thereto); SoFi’s ability to achieve and maintain profitability in the future; the impact on SoFi’s business of the regulatory environment and complexities with compliance related to such environment; SoFi’s ability to respond to general economic conditions; SoFi’s ability to manage its growth effectively and its expectations regarding the development and expansion of its business; SoFi’s ability to access sources of capital, including debt financing and other sources of capital to finance operations and growth; the success of SoFi’s continued investments in its Financial Services segment and in its business generally; the success of SoFi’s marketing efforts and its ability to expand its member base; SoFi’s ability to maintain its leadership position in certain categories of its business and to grow market share in existing markets or any new markets it may enter; SoFi’s ability to develop new products, features and functionality that are competitive and meet market needs; SoFi’s ability to realize the benefits of its strategy, including what SoFi refers to as its Financial Services Productivity Loop; SoFi’s ability to make accurate credit and pricing decisions or effectively forecast its loss rates; SoFi’s ability to establish and maintain an effective system of internal controls over financial reporting; SoFi’s ability to realize the anticipated benefits of its acquisition of Golden Pacific Bank; the impact of additional regulation as a result of SoFi’s becoming a bank holding company; SoFi’s ability to operate SoFi Bank pursuant to its operating agreement with the Office of the Comptroller of the Currency; the outcome of any legal or governmental proceedings that may be instituted against SoFi; the occurrence of any event, change or other circumstances that could give rise to the right of SoFi or Technisys to terminate the merger agreement; the outcome of any legal proceedings that may be instituted against SoFi or Technisys; delays in completing the transaction; the failure to satisfy any of the conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, integration or as a result of changes in the economic or market environments and competitive factors; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the dilution caused by SoFi’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of SoFi and Technisys. Additional factors that could cause results to differ materially from those described above can be found in SoFi’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, which is on file with the SEC and available on SoFi’s investor relations website, https://investors.sofi.com, under the heading “Financials,” and in other documents SoFi files with the SEC.
All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither SoFi nor Technisys assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1
Agreement and Plan of Merger and Reorganization, dated as of February 19, 2022, by and among SoFi Technologies, Inc., Technisys S.A., Atom New Delaware, Inc., Atom Merger Sub Corporation and Fortis Advisors LLC, as representative*

10.1	Support Agreement, dated as of February 19, 2022, by and among SoFi Technologies, Inc. and the shareholders of Technisys S.A. party thereto*
10.2	Lock-Up Agreement, dated as of February 19, 2022, by and among SoFi Technologies, Inc. and the shareholders of Technisys S.A. party thereto*
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SoFi Technologies, Inc.

Date: February 24, 2022	By:	/s/ Christopher Lapointe
	Name:	Christopher Lapointe
	Title:	Chief Financial Officer